Exhibit 99.1

For Release: August 19, 2008	For Further Information:
Steven R. Lewis, President & CEO
David W. Gifford, CFO
(330) 373-1221

First Place Financial Corp. Announces Additional Other-Than-Temporary

Impairment for June 30, 2008 and Updates Earnings

Warren, Ohio – August 19, 2008 – On July 19, 2008, First Place Financial Corp. (Nasdaq: FPFC), the Company, issued a press release announcing its financial results for the three months and the year ended June 30, 2008. At that time the Company indicated that it was in the process of gathering additional information on Fannie Mae to determine if the impairment of Fannie Mae preferred stock we owned was other-than-temporarily impaired. The impairment of Fannie Mae stock was found to be other-than-temporary and as a result of that and other changes net income for the three months ended June 30, 2008 has been changed and is $2.914 million compared with $2.916 million as previously reported. Net income for the year ended June 30, 2008 has been changed and is $10.790 million compared with $10.792 million as previously reported

Since the Company’s earnings were originally reported on July 19, 2008, Fannie Mae released earnings for the quarter ended June 30, 2008 and Congress, with the approval of the President, has enacted a new law concerning financial support of Fannie Mae by the Federal Reserve Bank System. Based on these events, we have determined that the $1.275 million of impairment of Fannie Mae preferred stock at June 30, 2008 was other than temporary in nature. Therefore, we have recorded an additional other-than-temporary impairment charge of $1.275 million in net income for the three months and the year ended June 30, 2008. In addition, there was a reduction of $1.405 million in income tax expense and a reduction of $0.132 million in net gains on sale of securities. The reduction in income tax expense was due to the impact of the impairment on pretax earnings and a reduction in the effective tax rate during the fourth quarter resulting from a lower level of pretax earnings for the year than had been anticipated in prior quarters.

Pages three through six of this release are updated consolidated statements of income, financial condition and financial highlights reflecting the changes discussed above.

As of the close of business on August 18, 2008, the Company has experienced an additional $4.8 million impairment since June 30, 2008 on Fannie Mae preferred stock. When the Company reports earnings for the three months ended September 30, 2008 we will review any impairment that exists at that time and make a determination whether it is temporary or other-than-temporary.

About First Place Financial Corp.

First Place Financial Corp. is a $3.3 billion financial services holding company based in Warren, Ohio. First Place Financial Corp. operates 45 retail locations, 2 business financial service centers and 20 loan production offices through the First Place Bank and the Franklin Bank divisions of First Place Bank. Additional affiliates of First Place Financial Corp. include First Place Insurance Agency, Ltd.; Coldwell Banker First Place Real Estate, Ltd.; TitleWorks Agency, LLC and APB Financial Group, Ltd., an employee benefit consulting firm and specialist in wealth management services for businesses and consumers. Information about First Place Financial Corp. may be found on the Company’s web site: www.firstplacebank.com.

Explanation of Certain Non-GAAP Measures

This press release contains certain financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (GAAP). Specifically, we have provided financial measures that are based on core earnings rather than net income. Ratios and other financial measures with the word “core” in their title were computed using core earnings rather than net income. Core earnings excludes merger, integration and restructuring expense; extraordinary income or expense; income or expense from discontinued operations; and income, expense, gains and losses that are not reflective of ongoing operations or that we do not expect to reoccur. Similarly, core noninterest expense or core noninterest income exclude the pretax impact of those same items that impact noninterest income or noninterest expense. We believe that this information is useful to both investors and to management and can aid them in understanding the Company’s current performance, performance trends and financial condition. While core earnings can be useful in evaluating current performance and projecting current trends into the future, we do not believe that core earnings are a substitute for GAAP net income. We encourage investors and others to use core earnings as a supplemental tool for analysis and not as a substitute for GAAP net income. Our non-GAAP measures may not be comparable to the non-GAAP measures of other companies. In addition, future results of operations may include nonrecurring items that would not be included in core earnings. A reconciliation from GAAP net income to the non-GAAP measure of core earnings is shown in the consolidated financial highlights on page nine.

Forward-Looking Statements

When used in this press release, or future press releases or other public or shareholder communications, in filings by the Company with the Securities and Exchange Commission or in oral statements made with the approval of an authorized executive officer, words or phrases such as “will likely result,” “expect,” “will continue,” “anticipate,” “estimate,” “project,” “believe,” “should,” “may,” “will,” “plan,” variations of such terms or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST PLACE FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three months ended June 30,		Percent Change	Year ended June 30,		Percent Change

(Dollars in thousands, except share data)	2008	2007		2008	2007
Interest income	$44,860	$47,739	(6.0)%	$189,672	$186,464	1.7%
Interest expense	21,999	25,885	(15.0)	102,046	99,459	2.6

Net interest income	22,861	21,854	4.6	87,626	87,005	0.7

Provision for loan losses	4,631	3,176	45.8	16,467	7,391	122.8

Net interest income after provision for loan losses	18,230	18,678	(2.4)	71,159	79,614	(10.6)

Noninterest income
Service charges on deposit accounts	2,140	1,987	7.7	8,346	6,436	29.7
Net gains on sale of securities	5	346	(98.6)	742	430	72.6
Impairment of securities	(2,711)	—	N/M	(8,611)	—	N/M
Mortgage banking gains	2,398	1,737	38.1	9,257	7,240	27.9
Gain on sale of loan servicing rights	—	107	N/M	1,961	107	N/M
Loan servicing income	317	279	13.6	50	1,232	(95.9)
Other income – bank	1,778	1,686	5.5	6,747	7,066	(4.5)
Insurance commission income	900	1,055	(14.7)	3,630	3,633	(0.1)
Other income – non-bank	1,297	1,888	(31.3)	4,843	6,144	(21.2)

Total noninterest income	6,124	9,085	(32.6)	26,965	32,288	(16.5)

Noninterest expense
Salaries and employee benefits	10,156	8,625	17.8	40,875	35,951	13.7
Occupancy and equipment	3,513	2,989	17.5	13,140	11,577	13.5
Professional fees	627	852	(26.4)	2,781	3,010	(7.6)
Loan expenses	641	489	31.1	2,117	2,121	(0.2)
Marketing	558	786	(29.0)	2,684	2,535	5.9
Merger, integration & restructuring	451	749	(39.8)	1,241	749	65.7
State and local taxes	175	451	(61.2)	897	1,239	(27.6)
Amortization of intangible assets	1,019	1,118	(8.9)	4,346	4,321	0.6
Real estate owned expense	894	186	380.6	3,584	726	393.7
Other expense	3,175	3,197	(0.7)	12,400	11,967	3.6

Total noninterest expense	21,209	19,442	9.1	84,065	74,196	13.3

Income before income tax expense	3,145	8,321	(62.2)	14,059	37,706	(62.7)
Income tax expense	231	2,696	(91.4)	3,269	12,082	(73.0)

Net income	$2,914	$5,625	(48.2)	$10,790	$25,624	(57.9)

SHARE DATA:
Basic earnings per share	$0.18	$0.33	(45.5)%	$0.67	$1.51	(55.6)%
Diluted earnings per share	$0.18	$0.33	(45.5)	$0.67	$1.49	(55.0)
Cash dividends per share	$0.170	$0.155	9.7	$0.665	$0.605	9.9
Average shares outstanding – basic	15,986,481	16,934,216	(5.6)	16,132,198	16,954,804	(4.9)
Average shares outstanding – diluted	15,992,275	17,105,823	(6.5)	16,195,704	17,171,684	(5.7)

N/M – Not meaningful

FIRST PLACE FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007
(Dollars in thousands)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$59,483	$52,351	$47,268	$54,866	$77,226
Interest-bearing deposits in other banks	4,151	5,049	13,583	19,496	9,989
Fed funds sold	5,608	—	—	—	—
Securities available for sale	284,433	275,519	267,709	268,610	285,242
Loans held for sale	72,341	85,372	72,547	60,646	96,163
Loans
Mortgage and construction	1,015,010	1,018,083	1,081,719	1,095,060	1,079,788
Commercial	1,234,130	1,212,947	1,173,115	1,070,159	1,046,893
Consumer	399,637	384,629	393,383	383,229	381,011

Total loans	2,648,777	2,615,659	2,648,217	2,548,448	2,507,692
Less allowance for loan losses	28,216	28,874	26,360	26,165	25,851

Loans, net	2,620,561	2,586,785	2,621,857	2,522,283	2,481,841
Federal Home Loan Bank stock	35,761	34,523	34,100	33,209	33,209
Premises and equipment, net	40,089	50,902	51,568	46,415	45,639
Premises and equipment held for sale, net	13,555	—	—	—	—
Goodwill	93,626	91,978	91,835	91,692	91,692
Core deposit and other intangibles	13,573	13,998	15,108	15,587	16,678
Other assets	97,865	92,507	88,699	89,791	88,534

Total assets	$3,341,046	$3,288,984	$3,304,274	$3,202,595	$3,226,213

LIABILITIES
Deposits
Noninterest-bearing checking	$248,851	$227,994	$228,019	$226,710	$242,068
Interest-bearing checking	159,874	155,941	157,742	145,925	154,941
Savings	475,835	453,609	432,644	403,630	390,462
Money market	359,801	362,711	391,027	394,748	404,248
Certificates of deposit	1,124,731	1,128,340	1,090,411	1,060,222	1,048,977

Total deposits	2,369,092	2,328,595	2,299,843	2,231,235	2,240,696
Short-term borrowings	197,100	150,214	222,471	224,736	195,249
Long-term debt	424,374	464,371	436,518	384,450	397,914
Other liabilities	31,513	32,106	33,353	39,466	66,167

Total liabilities	3,022,079	2,975,286	2,992,185	2,879,887	2,900,026

SHAREHOLDERS’ EQUITY	318,967	313,698	312,089	322,708	326,187

Total liabilities and shareholders’ equity	$3,341,046	$3,288,984	$3,304,274	$3,202,595	$3,226,213

FIRST PLACE FINANCIAL CORP.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Unaudited)

	As of or for the three months ended					As of or for the year ended June 30,
(Dollars in thousands except per share data)	6/30/08 4th Qtr FY 2008	3/31/08 3rd Qtr FY 2008	12/31/07 2nd Qtr FY 2008	9/30/07 1st Qtr FY 2008	6/30/07 4th Qtr FY 2007

						2008	2007
EARNINGS (GAAP)
Tax equivalent net interest income	$23,241	22,246	21,930	21,746	22,211	89,163	88,451
Net interest income	$22,861	21,835	21,558	21,372	21,854	87,626	87,005
Provision for loan losses	$4,631	4,680	5,195	1,961	3,176	16,467	7,391
Noninterest income	$6,124	9,936	714	10,191	9,085	26,965	32,288
Noninterest expense	$21,209	19,972	22,455	20,429	19,442	84,065	74,196
Net income (loss)	$2,914	4,769	(3,147)	6,254	5,625	10,790	25,624
Basic earnings (loss) per share	$0.18	0.30	(0.20)	0.38	0.33	0.67	1.51
Diluted earnings (loss) per share	$0.18	0.30	(0.20)	0.38	0.33	0.67	1.49

PERFORMANCE RATIOS (annualized) (GAAP)
Return on average assets	0.36%	0.59%	(0.39)%	0.78%	0.72%	0.33%	0.83%
Return on average equity	3.75%	6.11%	(3.93)%	7.72%	6.84%	3.40%	7.92%
Return on average tangible assets	0.37%	0.61%	(0.40)%	0.81%	0.75%	0.34%	0.86%
Return on average tangible equity	5.66%	9.25%	(5.91)%	11.60%	10.15%	5.13%	11.71%
Net interest margin, fully tax equivalent	3.13%	2.98%	2.92%	2.94%	3.07%	2.99%	3.11%
Efficiency ratio	72.23%	62.06%	99.17%	63.97%	62.12%	72.39%	61.45%
Noninterest expense as a percent of average assets	2.60%	2.45%	2.76%	2.55%	2.49%	2.59%	2.41%

RECONCILIATION OF NET INCOME TO CORE EARNINGS
GAAP net income (loss)	$2,914	4,769	(3,147)	6,254	5,625	10,790	25,624
Merger, integration and restructuring, net of tax	$293	—	514	—	487	807	487
Core earnings (loss)	$3,207	4,769	(2,633)	6,254	6,112	11,597	26,111

CORE EARNINGS
Core earnings	$3,207	4,769	(2,633)	6,254	6,112	11,597	26,111
Basic core earnings (loss) per share	$0.20	0.30	(0.16)	0.38	0.36	0.72	1.54
Core diluted earnings (loss) per share	$0.20	0.30	(0.16)	0.38	0.36	0.72	1.52

CORE PERFORMANCE RATIOS (annualized)
Core return on average assets	0.39%	0.59%	(0.32)%	0.78%	0.78%	0.36%	0.85%
Core return on average equity	4.13%	6.11%	(3.28)%	7.72%	7.44%	3.66%	8.07%
Core return on average tangible assets	0.41%	0.61%	(0.33)%	0.81%	0.81%	0.37%	0.88%
Core return on average tangible equity	6.23%	9.25%	(4.94)%	11.60%	11.03%	5.52%	11.93%
Core net interest margin, fully tax equivalent	3.13%	2.98%	2.92%	2.94%	3.07%	2.99%	3.11%
Core efficiency ratio	70.69%	62.06%	95.68%	63.97%	59.73%	71.32%	60.83%
Core noninterest expense as a percent of average assets	2.55%	2.45%	2.66%	2.55%	2.39%	2.55%	2.38%

FIRST PLACE FINANCIAL CORP.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Unaudited)

(Dollars in thousands except per share data)	As of or for the three months ended					As of or for the year ended June 30,
	6/30/08 4th Qtr FY 2008	3/31/08 3rd Qtr FY 2008	12/31/07 2nd Qtr FY 2008	9/30/07 1st Qtr FY 2008	6/30/07 4th Qtr FY 2007

						2008	2007
CAPITAL
Equity to total assets at end of period	9.55%	9.54%	9.45%	10.08%	10.11%	9.55%	10.11%
Tangible equity to tangible assets	6.55%	6.53%	6.42%	6.96%	6.99%	6.55%	6.99%
Book value per share	$18.79	19.11	19.01	19.24	18.92	18.79	18.92
Tangible book value per share	$12.48	12.65	12.50	12.85	12.64	12.48	12.64
Period-end market value per share	$9.40	13.00	13.99	17.70	21.12	9.40	21.12
Dividends declared per common share	$0.170	0.170	0.170	0.155	0.155	0.665	0.605
Common stock dividend payout ratio	94.44%	56.67%	N/M	40.79%	46.97%	99.25%	40.60%
Period-end common shares outstanding (000)	16,973	16,418	16,416	16,770	17,236	16,973	17,236
Average basic shares outstanding (000)	15,986	15,969	16,096	16,475	16,934	16,132	16,955
Average diluted shares outstanding (000)	15,992	15,999	16,096	16,590	17,106	16,196	17,172

ASSET QUALITY
Net charge-offs	$5,434	2,165	5,254	1,647	1,169	14,500	3,859
Annualized net charge-offs to average loans	0.85%	0.33%	0.80%	0.26%	0.19%	0.56%	0.16%
Nonperforming loans (NPLs)	$50,722	57,480	46,322	36,832	33,962	50,722	33,962
NPLs as a percent of total loans	1.91%	2.20%	1.75%	1.45%	1.35%	1.91%	1.35%
Nonperforming assets (NPAs)	$74,417	70,692	55,914	46,848	40,678	74,417	40,678
NPAs as a percent of total assets	2.23%	2.15%	1.69%	1.46%	1.26%	2.23%	1.26%
Allowance for loan losses	$28,216	28,874	26,360	26,165	25,851	28,216	25,851
Allowance for loan losses as a percent of loans	1.07%	1.10%	1.00%	1.03%	1.03%	1.07%	1.03%
Allowance for loan losses as a percent of NPLs	55.63%	50.23%	56.91%	71.04%	76.12%	55.63%	76.12%

MORTGAGE BANKING
Mortgage originations	$333,000	335,700	282,400	330,700	356,300	1,281,800	1,120,200
Mortgage banking gains	$2,398	3,938	1,065	1,856	1,737	9,257	7,240
Mortgage servicing portfolio	$1,425,915	1,357,944	1,228,283	1,062,742	2,095,607	1,425,915	2,095,607
Mortgage servicing rights	$14,272	13,402	11,721	10,876	20,785	14,272	20,785
Mortgage servicing rights valuation (loss) recovery	$(100)	(145)	(305)	—	70	(550)	111
Mortgage servicing rights / Mortgage servicing portfolio	1.00%	0.99%	0.95%	1.02%	0.99%	1.00%	0.99%

END OF PERIOD BALANCES
Assets	$3,341,046	3,288,984	3,304,274	3,202,595	3,226,213	3,341,046	3,226,213
Deposits	$2,369,092	2,328,595	2,299,843	2,231,235	2,240,696	2,369,092	2,240,696
Shareholders’ equity	$318,967	313,698	312,089	322,708	326,187	318,967	326,187
Tangible shareholders’ equity	$211,768	207,722	205,146	215,429	217,817	211,768	217,817

AVERAGE BALANCES
Loans	$2,584,075	2,625,799	2,613,435	2,551,278	2,503,590	2,593,585	2,435,203
Loans held for sale	$84,488	74,675	60,112	82,538	93,719	75,431	103,731
Earning assets	$2,990,206	3,007,062	2,989,442	2,939,959	2,898,204	2,983,417	2,844,184
Assets	$3,277,762	3,276,830	3,236,941	3,185,983	3,134,562	3,244,182	3,080,945
Deposits	$2,330,860	2,323,244	2,279,620	2,225,830	2,193,083	2,289,632	2,117,703
Shareholders’ equity	$312,476	313,888	318,909	322,372	329,652	316,934	323,575
Tangible shareholders’ equity	$207,018	207,400	211,933	214,555	220,330	210,245	218,826